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                                  EXHIBIT 1



                           CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert
S. Cope, as President of Auto-Graphics, Inc. (the "Company"), hereby certify that to my knowledge:

         (1) the Company's Annual Report on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  March 31, 2003                  By: /s/ Robert S. Cope
     __________________                ___________________________________
                                       Robert S. Cope, President